SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 18, 2005 (February 16, 2005) Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION (Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective February 16, 2005, Doyle L. Arnold was appointed as Vice Chairman of Zions Bancorporation. A copy of the press release issued February 16, 2005 by the Registrant announcing the appointment of Mr. Arnold is attached hereto as Exhibit 99.1, the contents of which are incorporated herein by reference. Mr. Arnold will continue as Chief Financial Officer of the Registrant.

Mr. Arnold participates in Zions Bancorporation's Senior Management Value Sharing Plan, Deferred Compensation Plan, Supplemental Executive Retirement Plan, and Key Employee Incentive Stock Option Plan. Mr. Arnold also has a Change in Control Agreement. For a description of his compensation arrangements, please see the Registrant's Schedule 14A filed with the Securities and Exchange Commission on March 15, 2004, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

                (a)        Not Applicable.

                (b)        Not Applicable.

                (c)        Exhibits.

                 The following exhibit is furnished as part of this report:

Exhibit Number 99.1	Description Press release dated February 16, 2005 announcing the appointment of Doyle L. Arnold as Vice Chairman of Zions Bancorporation.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION BY: /s/ Thomas E. Laursen —————————————— Name: Thomas E. Laursen Title: Senior Vice President

Date: February 18, 2005